Subsequent events	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Subsequent events
37.	Subsequent events
In February 2023, Yuchai Xin-Lan received RMB 20.0 million (US$ 2.9 million) in total from two new investors, namely Guangxi Guangtou Incubation Investment Fund and GIIT Investment Development Company. As of February 28, 2023, Yuchai Xin-Lan has received a total capital contribution amount of RMB
 70.0 million (US$ 10.1
million) from three external investors, including RMB 50.0 million (US$ 7.2 million) received before year end as disclosed in Note 28. With that, the Group’s equity interest in Yuchai Xin-Lan decreased from
69.5%
as of December 31, 2022 to
67.0%.
In March 2023, Yuchai transferred its wholly owned subsidiary, Yuchai Xin-Lan (Jiangsu) Hydrogen Energy Technology Co., Ltd (“Yuchai Xin-Lan (Jiangsu)”) (formerly known as Jiangsu UniTrump Power Technology Co., Ltd.) to Yuchai Xin-Lan. As a result, the Group’s equity interest in Yuchai Xin-Lan (Jiangsu) reduced from 76.4% as of December 31, 2022 to 67.0%.
In March 2023, Yuchai has incorporated a wholly-owned subsidiary, Guangxi Xing Yun Cloud Technology Co. Ltd. (“Xing Yun Cloud”), with a registered capital of RMB
 10.0 million (US$ 1.4 million). The newly formed subsidiary will develop proprietary operating systems to enable data analytics for smart and connected solutions for both on- and off-road vehicles as well as machineries. In addition, Xing Yun Cloud will manage IT operations and maintenance, develop and support new digital projects, and develop intelligent networks and processes for the Yuchai Group.